                                                                   EXHIBIT 10.60




      In consideration of the payment by Enron Capital & Trade Resources Corp. ("ECT") to Enron Oil & Gas Company ("EOG") of $11,254,706.48 and of the covenants and agreements contained in the confirmations of the transactions described on Exhibit A attached hereto (the "Transactions"), EOG and ECT hereby agree to enter into the Transactions on the terms and conditions contained in such confirmations and the Master Agreement referred to herein.


ENRON OIL & GAS COMPANY                   ENRON CAPITAL & TRADE
                                          RESOURCES CORP.

By: /s/  Mark G. Papa                  By: /s/ Kevin P. Hannon
    _________________________             __________________________
Name:    Mark G. Papa                  Name:   Kevin P. Hannon

Title:   President, North American     Title:  Vice President
         Operations

                                  EXHIBIT "A"



                        EOG CONFIRMATION NUMBERS
                        ------------------------
                      4918.00           04918.01S
                      4919.00           04919.01S
                      4920.01           04920.01S
                      8465.00           08465.00S
                      9194.00           09194.00S
                      9422.00           09422.00S
                      9423.00           09423.00S
                      9424.00           09424.00S
                     10009.00           10009.00S
                     10009.01           10009.01S
                     10140.00           10140.00S
                     10328.00           10328.00S
                     10531.00           10531.00S
                     10621.00           10621.00S
                     10660.00           10660.00S
                     10681.00           10681.00S
                     11190.00           11190.00S
                     11220.00           11220.00S
                     11255.00           11255.00S